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                                                                    EXHIBIT 12.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Grupo Televisa, S.A. (the "Company") on Form 20-F for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Emilio Azcarraga Jean, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 except for the Company's inability to obtain audited financial statements of Sky Multi-Country Partners, an entity in which the Company has an indirect 30% equity interest, as described in Note 27(f) to the Company's audited financial statements.

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:    /s/   EMILIO AZCARRAGA JEAN
    --------------------------------------------------
    Name:  Emilio Azcarraga Jean
    Title: Chairman, President and Chief Executive Officer

Dated:  June 30, 2003

         A signed original of this written statement required by Section 906 has been provided to Grupo Televisa, S.A. and will be retained by Grupo Televisa, S.A. and furnished to the Securities and Exchange Commission or its staff upon request.

                 *                    *                         *

         In accordance with the interim guidance for Section 906 certification issued by the United States Securities and Exchange Commission on March 21, 2003 in Release No.33-8212, this certification will not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Grupo Televisa, S.A. specifically incorporates it by reference.